UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

WM Technology, Inc. (the “Company”) is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2024.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On July 24, 2024, WM Technology, Inc, (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of May 28, 2024, the record date for the Annual Meeting (the “Record Date”), 150,538,096 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.
A total of 108,235,218 shares of the Company’s common stock were present at the Annual Meeting in person, by virtual attendance, or by proxy, which represents approximately 72% of the shares of the Company’s common stock outstanding as of the Record Date.
Proposal 1. Election of Directors.
The Company’s stockholders elected the two persons listed below as Class III Directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Douglas Francis	68,732,279	8,436,763	N/A
Scott Gordon	62,194,151	14,974,891	N/A
Proposal 2. Advisory Vote, on an Non-Binding Basis, to approve the Compensation of the Company’s Named Executive Officers for the Year Ended 2023.
The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,623,311	1,367,477	178,254	31,066,176
Proposal 3. Ratification of Selection of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the selection of Moss Adams LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,546,321	1,149,302	539,595	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2024

WM TECHNOLOGY, INC.

	By:	/s/ Susan Echard
Susan Echard
Interim Chief Financial Officer